UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 5, 2008
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4666 Faries Parkway
Decatur, Illinois (Address of principal executive offices)		62526 (Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 5, 2008, the Board of Directors of Archer-Daniels-Midland Company (ADM) appointed George W. Buckley as a Director of ADM to serve until the 2008 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Buckley will serve on the Audit and Nominating/Corporate Governance Committees. A copy of the press release announcing the appointment of Mr. Buckley is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 6, 2008, ADM announced the retirement of Douglas J. Schmalz, Senior Vice President and Chief Financial Officer, effective March 1, 2008. ADM and Mr. Schmalz entered into a Separation Agreement in connection with Mr. Schmalz’s retirement. The Separation Agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K and the terms thereof are incorporated by reference into this Item 5.02.

Steven R. Mills, currently a Senior Vice President of ADM, has been appointed Executive Vice President and Chief Financial Officer, effective March 1, 2008. Additional information regarding Mr. Mills’ business experience is set forth in Item 10 of ADM’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and incorporated by reference in this Item 5.02. A copy of the press release announcing the retirement of Mr. Schmalz and the appointment of Mr. Mills is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibit is filed herewith:

10.1	Separation Agreement dated as of February 6, 2008 between Archer-Daniels-Midland Company and Douglas J. Schmalz

99.1	Press release dated February 5, 2008 announcing the appointment of George W. Buckley as a Director

99.2	Press release dated February 6, 2008 announcing the retirement of Douglas J. Schmalz and the appointment of Steven R. Mills as Executive Vice President and Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: February 7, 2008	By /s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing

10.1	Separation Agreement dated as of February 6, 2008, between Archer-Daniels-Midland Company and Douglas J. Schmalz	Filed Electronically

99.1	Press Release dated February 5, 2008 announcing the appointment of George W. Buckley as a Director	Filed Electronically

99.2	Press Release dated February 6, 2008 announcing the retirement of Douglas J. Schmalz and the appointment of Steven R. Mills as Executive Vice President and Chief Financial Officer	Filed Electronically